Exhibit 32.1
CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of GMS Inc., a Delaware corporation (the “Company”), for the fiscal year ended April 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John C. Turner, Jr., Chief Executive Officer, President and Director of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 18, 2025	/s/ JOHN C. TURNER, JR.
John C. Turner, Jr.
Chief Executive Officer, President and Director
(Principal Executive Officer)